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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                          DATE OF REPORT: JULY 24, 2002
                 DATE OF EARLIEST EVENT REPORTED: JULY 22, 2002

                          COMMISSION FILE NUMBER 020382

                                  DANSKIN, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                DELAWARE                                  62-1284179
     (STATE OR OTHER JURISDICTION OF                   (I.R.S. EMPLOYER
     INCORPORATION OR ORGANIZATION                    IDENTIFICATION NO.)

                     530 SEVENTH AVENUE, NEW YORK, NY 10018
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (212) 764-4630
                         (REGISTRANT'S TELEPHONE NUMBER)




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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

On July 22, 2002 the Board of Directors of Danskin, Inc. (the "Company"), upon the recommendation of its Audit Committee, dismissed Arthur Andersen LLP ("Andersen") as its independent public accountants and engaged Deloitte & Touche LLP ("Deloitte & Touche") to serve as its independent public accountants.

Andersen had served as the Company's independent public accountants since 1997.

None of Andersen's reports on the Company's consolidated financial statements for the fiscal years ended December 29, 2001 and December 30, 2000 contained an adverse opinion or disclaimer of opinion, nor was any such report qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 29, 2001 and December 30, 2000 and through the date hereof, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in
Item 304(a)(1)(v) of Regulation S-K.

During the fiscal years ended December 29, 2001, December 30, 2000, and December 25, 1999 and through the date hereof, the Company did not consult Deloitte & Touche with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or (ii) any matter that was either the subject of a disagreement, within the meaning of Item 304(a)(1)(iv) of Regulation S-K, or any "reportable event," as that term is defined in Item 304(a)(2)(i) and (ii)of Regulation S-K.

We provided Andersen with a copy of this report and requested that Andersen furnish us with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by us in this report, and if not, stating the respects in which it does not agree. Andersen has indicated to the Company that Andersen no longer issues such letters.




                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         DANSKIN, INC.

July 24, 2002                            By: /s/ CAROL J. HOCHMAN
                                         ---------------------------------------
                                         Carol J. Hochman
                                         Chief Executive Officer

July 24, 2002                            By: /s/ JOHN A. SARTO
                                         ---------------------------------------
                                         John A. Sarto
                                         EVP, Chief Financial Officer